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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                Date of earliest event reported:  May 29, 2001

                                ______________

                          Select Medical Corporation

                                ______________

              (Exact name of registrant as specified in charter)

        Delaware                      000-32499                  23-2872718
(State of Incorporation)          (Commission File            (I.R.S. Employer
                                       Number)               Identification No.)

                                ______________

       4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, PA 17055
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             (Address of Principal Executive Offices)     (Zip Code)

                                (717) 972-1100
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             (Registrant's telephone number, including area code)

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Item 5.  Other Events and Regulation FD Disclosure

     Select Medical Corporation (the "Company") issued a press release on May 29, 2001, announcing its intention to issue $175 million in aggregate principal amount of Senior Subordinated Notes due 2009. The Company stated that it intends to use the proceeds of the offering to repay existing indebtedness and for general corporate purposes. On June 6, 2001, the Company issued a press release announcing that it had priced its offering of $175 million aggregate principal amount of Senior Subordinated Notes due 2009, which will carry an interest rate coupon of 9.5%. Both press releases are attached to this report as exhibits 99.1 and 99.2, respectively, and each are incorporated by reference to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits

      99.1   Select Medical Corporation Press Release, dated May 29, 2001.
      99.2   Select Medical Corporation Press Release, dated June 6, 2001.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              SELECT MEDICAL CORPORATION

Date: June 8, 2001            By: /s/  Michael E. Tarvin
                                 ------------------------------------
                                 Michael E. Tarvin
                                 Senior Vice President, General Counsel and
                                 Secretary
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                                 EXHIBIT INDEX

Exhibit No.         Description
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99.1                Select Medical Corporation Press Release, dated May 29,
                    2001
99.2                Select Medical Corporation Press Release, dated June 6, 2001